Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE
Arcosa, Inc. Announces Closing of $600 Million of 6.875% Senior Notes Due 2032

DALLAS, Texas - ARCOSA, Inc. - August 26, 2024:
Arcosa, Inc. (NYSE: ACA) (“Arcosa”) today announced it has closed the previously announced private offering of $600.0 million aggregate principal amount of 6.875% senior notes due 2032 (the “Notes”).

Arcosa intends to use the net proceeds from the offering, together with expected borrowings under the previously announced Term Loan B Facility due 2031, to fund its previously announced acquisition of the construction materials business of Stavola Holding Corporation and its affiliated entities (the “Transaction”) and to use any remaining net proceeds to repay amounts outstanding under Arcosa’s revolving credit facility.

The Notes are senior unsecured obligations of Arcosa and are guaranteed on a senior unsecured basis by each of Arcosa’s domestic subsidiaries that is a guarantor under its senior credit facility. Additionally, the Notes are subject to a special mandatory redemption if the Transaction is not consummated on or before the timeframe set forth in the indenture governing the Notes.

The Notes and the related guarantees were offered and sold only to persons reasonably believed to be “qualified institutional buyers” in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to certain non-U.S. persons in compliance with Regulation S under the Securities Act. The Notes and the related guarantees have not been registered for sale under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This press release shall not constitute an offer to sell, or a solicitation of an offer to buy, the Notes or any other securities, and shall not constitute an offer to sell, solicitation of an offer to buy, or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Arcosa

Arcosa, Inc., headquartered in Dallas, Texas, is a provider of infrastructure-related products and solutions with leading positions in construction, engineered structures, and transportation markets. Arcosa reports its financial results in three principal business segments: Construction Products, Engineered Structures, and Transportation Products. For more information, visit www.arcosa.com.

972.942.6500	arcosa.com

Cautionary Statements About Forward-Looking Information

Some statements in this release, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Arcosa’s estimates, expectations, beliefs, intentions or strategies for the future. Arcosa uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” “strategy,” “plans,” “goal” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Arcosa expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, except as required by federal securities laws. Forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results to differ materially from historical experience or present expectations, including but not limited to, the intended use of offering proceeds, the contingencies related to the special mandatory redemption, the failure to successfully complete and integrate acquisitions, including the Transaction, or divest any business, or failure to achieve the expected benefits of acquisitions or divestitures; market conditions and customer demand for Arcosa’s business products and services; the cyclical nature of, and seasonal or weather impact on, the industries in which Arcosa competes; competition and other competitive factors; governmental and regulatory factors; changing technologies; availability of growth opportunities; market recovery; ability to improve margins; the impact of inflation and costs of materials; assumptions regarding achievements of the expected benefits from the Inflation Reduction Act; the delivery or satisfaction of any backlog or firm orders; the impact of pandemics on Arcosa’s business; and Arcosa’s ability to execute its long-term strategy, and such forward-looking statements are not guarantees of future performance. For further discussion of such risks and uncertainties, see “Risk Factors” and the “Forward-Looking Statements” section of “Management's Discussion and Analysis of Financial Condition and Results of Operations” in Arcosa's Form 10-K for the year ended December 31, 2023 and as may be revised and updated by Arcosa's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

MEDIA CONTACT: media@arcosa.com
INVESTOR CONTACTS

Erin Drabek	David Gold
Director of Investor Relations	ADVISIRY Partners

T 972.942.6500	T 212.661.2220
InvestorResources@arcosa.com	David.Gold@advisiry.com

972.942.6500	2	arcosa.com